Subsequent Events	12 Months Ended
Dec. 31, 2025
Subsequent Events
Subsequent Events

20. Subsequent Events

Effective as of January 1, 2026, Mr. Maxime Philippe Cornet de Ways-Ruart was appointed to serve as a member of the Partnership’s Board and audit committee.

On February 11, 2026, the Board of GasLog Partners approved and declared a distribution on the Series A Preference Units of $0.5390625 per preference unit, a distribution on the Series B Preference Units of $0.6129300 per preference unit and a distribution on the Series C Preference Units of $0.5803050 per preference unit. The cash distributions were paid on March 16, 2026 to all unitholders of record as of March 9, 2026.

On March 17, 2026, the Board of GasLog Partners approved and declared a quarterly cash distribution of $1.55893 per common unit to GasLog that was settled immediately.